UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 5, 2013

CAPLEASE, INC.

(Exact name of Registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-32039 (Commission File Number)	52-2414533 (IRS Employer Identification No.)

1065 Avenue of the Americas
New York, New York 10018
(Address of principal executive offices, including zip code)

(212) 217-6300
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On November 5, 2013, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of May 28, 2013, by and among CapLease, Inc., a Maryland corporation (the “Company”), Caplease, LP, a Delaware limited partnership and the operating partnership of the Company (the “Company Operating Partnership”), CLF OP General Partner LLC, a Delaware limited liability company, a direct wholly owned subsidiary of the Company and the sole general partner of the Company Operating Partnership, American Realty Capital Properties, Inc., a Maryland corporation (“ARCP”), ARC Properties Operating Partnership, L.P., a Delaware limited partnership and the operating partnership of ARCP (the “ARCP Operating Partnership”), and Safari Acquisition, LLC, a Delaware limited liability company and wholly owned subsidiary of ARCP (“Merger Sub”), the Company merged with and into Merger Sub (the “Merger”) and the Company Operating Partnership merged with and into the ARCP Operating Partnership (the “Partnership Merger” and, together with the Merger, the “Mergers”), and the separate existences of the Company and the Company Operating Partnership ceased.

Item 1.01. Entry into a Material Definitive Agreement.

Convertible Notes Supplemental Indenture

On November 5, 2013, in connection with the Merger, the Company, the Company Operating Partnership, ARCP, the ARCP Operating Partnership and Deutsche Bank Trust Company Americas, a New York banking corporation (“Deutsche Bank”), entered into a Supplemental Indenture (the “Convertible Notes Supplemental Indenture”) pursuant to which (i) ARCP assumed all of the Company’s obligations under the 7.50% Convertible Senior Notes due 2027 (the “Convertible Notes”), initially in the aggregate principal amount of $75,000,000, issued by the Company pursuant to that certain Indenture, dated as of October 9, 2007, by and among the Company, as issuer of the Convertible Notes, Deutsche Bank, as trustee, and certain affiliates of the Company named therein as guarantors (the “Convertible Notes Indenture”), and the Convertible Notes Indenture, and (ii) the ARCP Operating Partnership assumed all of the Company Operating Partnership’s obligations under the Convertible Notes and the Convertible Notes Indenture. As a result of the Convertible Notes Supplemental Indenture, the Company has no further obligations under the Convertible Notes Indenture or the Convertible Notes. This description of the Convertible Notes Supplemental Indenture is qualified in its entirety by reference to the full text of the Convertible Notes Supplemental Indenture attached to this Current Report on Form 8-K as Exhibit 4.1 and incorporated herein by reference.

Junior Subordinated Supplemental Indenture

On November 5, 2013, in connection with the Partnership Merger, the Company Operating Partnership, the ARCP Operating Partnership and The Bank of New York Mellon as successor-in-trust to JP Morgan Chase Bank, National Association (“BNY Mellon”), entered into a Supplemental Indenture (the “Junior Subordinated Supplemental Indenture”) pursuant to which the ARCP Operating Partnership assumed all of the Company Operating Partnership’s obligations under the junior subordinated notes (the “Junior Subordinated Notes”) issued by the Company Operating Partnership pursuant to that certain Indenture, dated as of December 13, 2005, by and among the Company Operating Partnership and BNY Mellon, as trustee (the “Junior Subordinated Indenture”), and the Junior Subordinated Indenture. In connection with the entry into the Junior Subordinated Supplemental Indenture, each of ARCP and Merger Sub assumed the obligations of the Company under the terms of a Parent Guaranty Agreement, dated as of December 13, 2005, entered into in connection with the Junior Subordinated Indenture. As a result, the Company and the Company Operating Partnership have no further obligations under the Junior Subordinated Indenture or the Junior Subordinated Notes. This description of the Junior Subordinated Supplemental Indenture is qualified in its entirety by reference to the full text of the Junior Subordinated Supplemental Indenture attached to this Current Report on Form 8-K as Exhibit 4.2 and incorporated herein by reference.

Wells Fargo Credit Agreement

In connection with the consummation of the Partnership Merger and pursuant to the terms of the Credit Agreement, dated as of June 29, 2012 (as amended, the “Credit Agreement”), by and among the Company, the Company Operating Partnership, certain subsidiaries of the Company and the Company Operating Partnership party thereto (the “Additional Borrowers”) and Wells Fargo Bank, National Association, as administrative agent and sole lender (“Wells Fargo”), with respect to the Company Operating Partnership’s $150,000,000 revolving credit facility, the ARCP Operating Partnership, the Additional Borrowers and Wells Fargo entered into the Third Amendment to Credit Agreement, dated as of November 5, 2013 (the “Third Amendment”), pursuant to which the ARCP Operating Partnership assumed, concurrently with the effectiveness of the Partnership Merger, all of the obligations of the Company Operating Partnership under the Credit Agreement. In connection with the entry into the Third Amendment, each of ARCP and Merger Sub assumed the obligations of the Company under the Credit Agreement. As a result, the Company and the Company Operating Partnership have no further obligations under the Credit Agreement.

This description of the Third Amendment is qualified in its entirety by reference to the full text of the Third Amendment attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

On November 5, 2013, in connection with the Merger, ARCP, on behalf of Caplease Debt Funding, LP, a Delaware limited partnership (“CLF Debt Funding”), an affiliate of the Company, paid in full the entire outstanding balance under that certain $10,000,000 Credit Agreement, dated as of October 12, 2012, by and among CLF Debt Funding, KeyBank National Association, as administrative agent, and KeyBank Capital Markets, as sole lead arranger (the “KeyBank Credit Agreement”). As a result of the repayment, the KeyBank Credit Agreement has been terminated as of such date, and CLF Debt Funding has no further obligations under the KeyBank Credit Agreement.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On November 5, 2013, pursuant to the terms of the Merger Agreement, ARCP completed its acquisition of the Company via the merger of the Company with and into Merger Sub and the merger of the Company Operating Partnership with and into the ARCP Operating Partnership, with Merger Sub and the ARCP Operating Partnership continuing as the surviving companies in the Mergers. The Merger Agreement and the other transactions contemplated by the Merger Agreement were approved by the Company’s board of directors. The Company’s common stockholders approved the Merger and the other transactions contemplated by the Merger Agreement at a special meeting of the common stockholders held on September 10, 2013.

At the effective time, and as a result of the Mergers:

●

each share of Company common stock issued and outstanding immediately prior to the effective time of the Merger (other than shares owned by the Company, ARCP or any of their respective wholly owned subsidiaries) was converted into the right to receive $8.50 in cash, without interest and less any applicable withholding taxes (the “Common Merger Consideration”);

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●

each share of Company preferred stock issued and outstanding immediately prior to the effective time of the Merger (other than shares owned by the Company, ARCP or any of their respective wholly owned subsidiaries) was converted into the right to receive $25.00 plus all accrued and unpaid dividends up to, but excluding, the closing date of the Merger in cash, without interest and less any applicable withholding taxes;

●

each share of Company restricted stock outstanding immediately prior to the effective time of the Merger became fully vested and each share of Company common stock then-outstanding as a result of the full vesting of the shares of Company restricted stock was converted into the right to receive the Common Merger Consideration;

●

each Company performance share outstanding immediately prior to the effective time of the Merger became fully earned and settled, and each share of Company common stock then-outstanding as a result of such settled Company performance shares was converted into the right to receive the Common Merger Consideration; and

●

each partnership unit of the Company Operating Partnership issued and outstanding immediately prior to the effective time of the Partnership Merger (other than partnership units owned by the Company or any wholly owned subsidiary of the Company) was converted into the right to receive $8.50 in cash, without interest and less any applicable withholding taxes.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on May 28, 2013, and is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

Item 5.01. Changes in Control of Registrant.

The information set forth in Items 2.01 and 5.02 of this Current Report on Form 8-K is incorporated by reference in this Item 5.01.

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Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 5, 2013, in connection with the Merger, the Company terminated the employment of each of the executive officers of the Company without cause effective immediately prior to the effective time of the Merger.

In connection with the Merger, each of Paul H. McDowell, William R. Pollert, Michael E. Gagliardi, Catherine F. Long, Jeffrey F. Rogatz and Howard A. Silver, the directors of the Company, resigned from the board of directors of the Company and all committees thereof effective immediately prior to the effective time of the Merger.

As a result of the Merger, the Company merged with and into Merger Sub, and the Company’s separate corporate existence ceased. Merger Sub is a limited liability company that is wholly owned and managed by ARCP.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, the Company ceased to exist and Merger Sub continued as the surviving entity.

Item 8.01. Other Events.

On November 5, 2013, the Company issued a press release announcing the completion of the Merger and the payment of the special cash dividend on its common stock, limited partnership units, 8.125% Series A Cumulative Redeemable Preferred Stock, 8.375% Series B Cumulative Redeemable Preferred Stock and 7.25% Series C Cumulative Redeemable Preferred Stock made in connection with the completion of the Merger. A copy of the press release is attached as Exhibit 99.1 and incorporated in this Current Report on Form 8-K by reference.

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits:

Exhibit No.	Description
2.1

Agreement and Plan of Merger, dated as of May 28, 2013, among CapLease, Inc., Caplease, LP, CLF OP General Partner LLC, American Realty Capital Properties, Inc., ARC Properties Operating Partnership, L.P. and Safari Acquisition, LLC (incorporated by reference to Exhibit 2.1 of CapLease, Inc.’s Current Report on Form 8-K filed on May 28, 2013).

4.1

Supplemental Indenture, dated as of November 5, 2013, by and among CapLease, Inc., Caplease, LP, American Realty Capital Properties, Inc., ARC Properties Operating Partnership, L.P. and Deutsche Bank Trust Company Americas, a New York banking corporation.

4.2

Supplemental Indenture, dated as of November 5, 2013, by and among Caplease, LP, ARC Properties Operating Partnership, L.P. and The Bank of New York Mellon as successor-in-trust to JP Morgan Chase Bank, National Association.

10.1

Third Amendment to Credit Agreement, dated November 5, 2013, by and among ARC Properties Operating Partnership, L.P., certain subsidiaries of CapLease, Inc. and Caplease, LP party thereto and Wells Fargo Bank, National Association, as administrative agent and sole lender.

99.1	Press Release issued by CapLease, Inc. on November 5, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAFARI ACQUISITION, LLC
(as successor to CapLease, Inc.)

By:	/s/ Nicholas S. Schorsch
Name: Nicholas S. Schorsch
Title: Authorized Person

Date: November 5, 2013

Exhibit Index

Exhibit No.	Description
2.1

Agreement and Plan of Merger, dated as of May 28, 2013, among CapLease, Inc., Caplease, LP, CLF OP General Partner LLC, American Realty Capital Properties, Inc., ARC Properties Operating Partnership, L.P. and Safari Acquisition, LLC (incorporated by reference to Exhibit 2.1 of CapLease, Inc.’s Current Report on Form 8-K filed on May 28, 2013).

4.1

Supplemental Indenture, dated as of November 5, 2013, by and among CapLease, Inc., Caplease, LP, American Realty Capital Properties, Inc., ARC Properties Operating Partnership, L.P. and Deutsche Bank Trust Company Americas, a New York banking corporation.

4.2

Supplemental Indenture, dated as of November 5, 2013, by and among Caplease, LP, ARC Properties Operating Partnership, L.P. and The Bank of New York Mellon as successor-in-trust to JP Morgan Chase Bank, National Association.

10.1

Third Amendment to Credit Agreement, dated November 5, 2013, by and among ARC Properties Operating Partnership, L.P., certain subsidiaries of CapLease, Inc. and Caplease, LP party thereto and Wells Fargo Bank, National Association, as administrative agent and sole lender.

99.1	Press Release issued by CapLease, Inc. on November 5, 2013.